UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Flintkote Avenue

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On March 17, 2015, Ignyta, Inc. (the “Company”) entered into an Asset Purchase Agreement with Cephalon, Inc. (“Cephalon”), an indirect wholly owned subsidiary of Teva Pharmaceutical Industries Limited, pursuant to which the Company has purchased certain assets relating to four oncology research and development programs:

RXDX-105 (formerly called CEP-32496), a small molecule inhibitor of the BRAF, EGFR and RET kinases that is currently in a Phase I/II dose escalation clinical trial;

RXDX-106 (formerly called CEP-40783), a pseudo-irreversible, small molecule inhibitor of the AXL and cMET kinases that is in late preclinical development;

RXDX-107 (formerly called CEP-40125), a small molecule nanoformulation of a modified bendamustine with potential activity in solid tumors that is in late preclinical development; and

RXDX-108 (formerly called TEV-44229), a small molecule inhibitor of the atypical kinase PKCiota that is in preclinical studies. The Company has also acquired next generation PKCiota inhibitors in addition to the lead compound.

Under the Asset Purchase Agreement, the Company has acquired Cephalon’s right, title and interest in and to certain intellectual property, compounds, products, contracts, books and records, data and inventory related to these programs (the “Purchased Assets”), and assumed related liabilities. Upon the terms and subject to the conditions of the Asset Purchase Agreement, as consideration for the Purchased Assets, at the closing of the transaction on March 17, 2015, the Company (i) issued to Cephalon 1,500,000 unregistered shares of the Company’s common stock (the “Shares”), (ii) paid to Cephalon $851,988 in cash for product inventory and (iii) assumed the related liabilities.

The Asset Purchase Agreement provides that Cephalon will not, without the Company’s prior written consent, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any of the Shares, until the earlier of (i) March 17, 2016 and (ii) a change of control of the Company. The Asset Purchase Agreement also includes customary representations, warranties and covenants. Subject to certain exceptions and limitations, each of the Company and Cephalon has agreed to indemnify the other for breaches of representations, warranties and covenants and other specified matters.

The Asset Purchase Agreement contains covenants by Cephalon and its affiliates, including an agreement not to sue the Company with respect to certain intellectual property relating to the Purchased Assets and not to compete with the Company on a worldwide basis with respect to the Purchased Assets for four years following the closing, subject to certain exceptions. Pursuant to the Asset Purchase Agreement, the Company granted Cephalon an exclusive right and option to negotiate with the Company to manufacture, supply and market authorized generics of any products developed and commercialized from the Purchased Assets, subject to the terms and conditions specified in the Asset Purchase Agreement. The Asset Purchase Agreement also contains a covenant by the Company to use commercially reasonable efforts to develop and commercialize compounds and products included in the Purchased Assets.

The issuance of the Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Shares may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Shares were issued in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act.

Registration Rights Agreement

In connection with the Asset Purchase Agreement, on March 17, 2015, the Company entered into a Registration Rights Agreement with Cephalon pursuant to which the Company has agreed to register the shares of the Company’s common stock held by Cephalon. Under the terms of the Registration Rights Agreement, the Company is required to use best efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) on or before December 17, 2015 and to cause such registration statement to be declared effective by the SEC within 90 days after the date the registration statement is filed. The Company also agreed to other customary obligations regarding registration, including matters relating to indemnification, maintenance of the registration statement and payment of certain expenses.

The Company may be liable for liquidated damages to the holders of registrable securities if the registration statement (i) has not been filed by December 17, 2015, (ii) has not been declared effective within 90 days after the date the registration statement is filed or (iii) ceases to remain effective after being declared effective, subject to certain exceptions. The amount of the liquidated damages per applicable thirty-day period is one percent of the aggregate purchase price of the registrable securities then held by each holder, subject to an aggregate cap of ten percent.

The foregoing summaries of the Asset Purchase Agreement and the Registration Rights Agreement are subject to, and qualified in their entirety by reference to, the Asset Purchase Agreement (including the ancillary agreements that are exhibits thereto) and the Registration Rights Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 2.01 by reference.

Item 3.02.    Unregistered Sale of Equity Securities.

Reference is made to the disclosure under Item 1.01 of this Current Report on Form 8-K, which is incorporated in this Item 3.02 by reference.

Item 7.01.    Regulation FD Disclosure.

The Company’s press release announcing the acquisition of the Purchased Assets issued on March 17, 2015 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 17, 2015, the slide presentation attached as Exhibit 99.2 was presented in an investor meeting by Jonathan E. Lim, M.D., Chairman, President and Chief Executive Officer of the Company and other members of the Company’s management. Information from this slide presentation may also be used by management of the Company in future meetings regarding the Company.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated March 17, 2015, by and between Ignyta, Inc. and Cephalon, Inc.

10.2	Registration Rights Agreement, dated March 17, 2015, by and between Ignyta, Inc. and Cephalon, Inc.

99.1	Press Release, dated March 17, 2015, issued by Ignyta, Inc.

99.2	Slide presentation, dated March 17, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2015	IGNYTA, INC.

By: /s/ Jonathan E. Lim, M.D.
	Name:	Jonathan E. Lim, M.D.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated March 17, 2015, by and between Ignyta, Inc. and Cephalon, Inc.

10.2	Registration Rights Agreement dated March 17, 2015, by and between Ignyta, Inc. and Cephalon, Inc.

99.1	Press Release, dated March 17, 2015, issued by Ignyta, Inc.

99.2	Slide presentation, dated March 17, 2015.